This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of AMF Large Cap Equity Institutional Fund, Inc. (the "Registrant").

I, Joseph L. Mancino, the President of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


9/03/03
--------------------------------------------
Date

/s/ Joseph L. Mancino
--------------------------------------------
Joseph L. Mancino
President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of AMF Large Cap Equity Institutional Fund, Inc. (the "Registrant").

I, Trent Statczar, the Treasurer of the Registrant, certify that, to the best of my knowledge,:

3. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

4. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


9/03/03
--------------------------------------------
Date

/s/ Trent Statczar
--------------------------------------------
Trent Statczar
Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.